UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): May 28, 2004

                             MIDSOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Louisiana                      1-11826                  72-1020809
  (State or jurisdiction of      (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

      102 Versailles Boulevard, Lafayette, Louisiana               70502
         (Address of principal executive offices)                (Zipcode)

                                 (337) 237-8343
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On May 28, 2004, MidSouth Bancorp, Inc. ("MidSouth") issued a press release announcing it had entered into a definitive agreement to merge with Lamar Bancshares, located in Beaumont, Texas. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of MidSouth's press release dated May 28, 2004 announcing such event.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

Dated: May 28, 2004

                                              MIDSOUTH BANCORP, INC.

                                              By: /s/ C. R. Cloutier
                                              ----------------------
                                              President & CEO

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1              Press Release dated May 28, 2004